SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

Wells Fargo Advantage VT Intrinsic Value Fund
Wells Fargo Advantage VT Small Cap Value Fund
Wells Fargo Advantage VT Total Return Bond Fund

(each, a “Fund” and together, the “Funds”)

At a meeting held on November 17-18, 2015, the Board of Trustees of Wells Fargo Variable Trust (the “Board”) unanimously approved the liquidation of the Funds.

The Funds are closed to new insurance companies effective immediately and will be closed to new direct investors and additional investments from existing shareholders effective at the close of business on April 27, 2016.

The liquidation of the Funds are expected to occur after close of business on or about April 29, 2016. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

Following the liquidation of the Fund, all references to the Fund are removed.

November 19, 2015                                                                                                     VT1115/P1411SP